UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 2, 2015 (May 29, 2015)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2015, Ferrellgas, L.P. (the “Operating Partnership”) entered into an Amendment No. 4 to Credit Agreement and Amendment No. 2 to Security Agreement (the “Credit Agreement Amendment”) among the Operating Partnership, as borrower, Ferrellgas, Inc., and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the lenders party thereto. The Credit Agreement Amendment was entered into to facilitate the previously announced acquisition by Ferrellgas Partners, L.P. (the “Partnership”) of all of the equity interests in Bridger Logistics, LLC and its subsidiaries and, among other things, amended certain covenants to (i) give pro forma effect to the contemplated issuance of the Issuers’ senior notes (described below), the possible incurrence by the Operating Partnership of certain other indebtedness, the consummation of such acquisition and the contribution of such equity interests by the Partnership to the Operating Partnership and (ii) permit the repayment of such senior notes and other indebtedness in accordance with the contemplated terms thereof in the event that such acquisition and contribution are not consummated by October 1, 2015.

Item 7.01.  Regulation FD Disclosure.

On June 1, 2015, the Operating Partnership and Ferrellgas Finance Corp. (together with the Operating Partnership, the “Issuers”) issued a press release related to the launch of the offering and sale of $400 million in aggregate principal amount of the Issuers’ senior notes.  On June 1, 2015, the Partnership issued a press release related to the launch of the offering and sale by the Partnership, and purchase by certain underwriters, of 6,325,000 common units representing limited partner interests in the Partnership. Copies of the press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Ferrellgas, L.P. and Ferrellgas Finance Corp. related to the launch of the notes offering dated June 1, 2015.

99.2	Press Release of Ferrellgas Partners, L.P. related to the launch of the common units offering dated June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

June 2, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

June 2, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

June 2, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

June 2, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Ferrellgas, L.P. and Ferrellgas Finance Corp. related to the launch of the notes offering dated June 1, 2015.

99.2	Press Release of Ferrellgas Partners, L.P. related to the launch of the common units offering dated June 1, 2015.